UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2019

Voyager Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37625	46-3003182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 259-5340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	VYGR	Nasdaq Global Select Market

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Item 2.02. Results of Operations and Financial Condition.

On August 9, 2019, Voyager Therapeutics, Inc. (the “Company”) reported second quarter 2019 financial results and corporate highlights. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2019, Perry Karsen provided notice to the Company’s board of directors (the “Board”) of his decision to resign from the Board and all committees thereof, effective as of August 31, 2019. Mr. Karsen informed the Board that his decision to resign was made in light of the geographical demands of serving on the Board and new commitments commencing in the fall as a fellow in the Stanford University Distinguished Careers Institute and that his resignation was not based upon any disagreement with the Board, or with the management of the Company, on any matter relating to the Company’s operations, policies or practices.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Mar
Exhibit No.	Description

99.1	Press release dated August 9, 2019 entitled “Voyager Therapeutics Announces Second Quarter 2019 Financial Results and Corporate Highlights”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Date: August 9, 2019	VOYAGER THERAPEUTICS, INC.

	By:	/s/ G. Andre Turenne
G. Andre Turenne
Chief Executive Officer, President, and Director (Principal Executive Officer)